EXPEDIA, INC. A complete travel commerce experience Exhibit 99.1

EXPEDIA, INC.
Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the future financial and operational performance of the Company. These statements are not guarantees of future performance.
These forward-looking statements are based on management’s expectations as of December 6, 2010, and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as “believe,” “forecast,”
“opportunity,” “intends,” “anticipates,” and “expects,” among others, generally identifies forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements and may include statements relating to future revenues, expenses, margins, profitability, net income, earnings per share and other measures of results of operations and the prospects for future growth of Expedia, Inc.’s business.
Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: continued or prolonged adverse economic conditions leading to decreased consumer and business spending; changes in our relationships and contractual agreements with travel suppliers or global distribution system partners; adverse changes in senior management; the rate of growth of online travel; our inability to recognize the benefits of our investment in technologies; changes in the competitive environment, the e-commerce industry and broadband access and our ability to respond to such changes; declines or disruptions in the travel industry (including those caused by adverse weather, bankruptcies, health risks, war and/or terrorism); the rate of online migration in the various geographies and markets in which Expedia, Inc. operates, including Eastern Europe and Asia, fluctuations in foreign exchange rates, risks related to our long term indebtedness, including the ability to access funds as and when needed; changing laws, rules and regulations and legal uncertainties relating to our business; Expedia, Inc.’s ability to expand successfully in international markets; possible charges resulting from, among other events, platform migration; failure to realize cost efficiencies; the successful completion of any future corporate transactions or acquisitions; the integration of current and acquired businesses; and other risks detailed in Expedia’s, Inc.’s public filings with the SEC, including
Expedia, Inc.’s annual report on Form 10-K for the year ended December 31, 2009 and subsequent Forms 10-Q.
Except as required by law, Expedia, Inc. undertakes no obligation to update any forward-looking or other statements in this presentation, whether as a result of new information, future events or otherwise.
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are included in Appendix A.
Trademarks and logos are the property of their respective owners. © Expedia, Inc. All rights reserved. CST: #2029030-50

Expedia, Inc. is building the world’s largest
and most intelligent travel marketplace.
We generate revenue by addressing the entire
travel commerce experience, enabling travelers to
research, plan and book their trip, offering service
while they travel, and providing the online forums
to review hotels, discuss destinations and share
experiences.

Number of unique visitors to Expedia, Inc. sites worldwide each month 73+ million The world’s largest travel marketplace Source: comScore Sept. 2010, unduplicated

Serving travelers in over 60 countries The world’s largest travel marketplace

160+ booking and travel media sites The world’s largest travel marketplace

Offering hotels in over 200 countries The world’s largest travel marketplace

EXPEDIA, INC. Where to go Pricing and deals Where to stay Best airplane seat Things to do Research & Planning Addressing the entire travel commerce experience

EXPEDIA, INC. Air Hotel Vacation packages Cruise Rental car Insurance Activities Booking Research & Planning Addressing the entire travel commerce experience

EXPEDIA, INC.
Concierge services
Destination guides
Mobile apps
24-hour customer service
Booking
Research &
Planning
Addressing the entire travel commerce experience
Traveler forums
Hotel reviews
Destination videos
Travel &
Sharing

Sign in with Facebook
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Register Now!
tripadvisor
World's most trusted travel advice™
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Vacation Rentals NEW
Trip Ideas
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City, hotel name, etc.
Search
Over 40 million trusted traveler reviews & opinions
Plan the Perfect Trip
Hotels
Flights
Restaurants
Things to Do
Cruises
NEW
Vacation Rentals
Forums
Find Hotels Travelers Trust
City:
Check-in:
11/5/2010
mm/dd/yyyy
Check-out:
11/7/2010
mm/dd/yyyy
Adults:
2
Find Hotels
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GOFAR
Browse by Destination
Like TripAdvisor? Like us on Facebook.

Research & Planning

TripAdvisor
®
is the world’s
largest travel community,
with the largest collection of
traveler reviews and content
on destinations and travel
accommodations.
TripAdvisor Media Network
40
million
monthly unique visitors
Source: comScore August 2010, unduplicated

TripAdvisor is the world’s
largest travel community,
with the largest collection of
traveler reviews and content
on destinations and travel
accommodations.
TripAdvisor Media Network
20
million
registered users

18
TripAdvisor Media
Network brands
TripAdvisor is the world’s
largest travel community,
with the largest collection of
traveler reviews and content
on destinations and travel
accommodations.
TripAdvisor Media Network

Operating in
24
countries
TripAdvisor is the world’s
largest travel community,
with the largest collection of
traveler reviews and content
on destinations and travel
accommodations.
TripAdvisor Media Network

TripAdvisor is the world’s
largest travel community,
with the largest collection of
traveler reviews and content
on destinations and travel
accommodations.
TripAdvisor Media Network
40
million
hotel reviews

tripadvisor®

到到 daodao.com tripadvisor 中国官网

SEATGURU® by tripadvisor

airfarewatchdog™

bookingbuddy®
TRAVEL SEARCH MADE SIMPLE™

FrequentFlier.com™
may your miles never expire

EXPEDIA, INC. Content and advice for all aspects of travel World’s largest travel community Air travel content & community family vacation critic.com

TravelPod
The web's original travel blog.

CRUISE CRITIC
Cruise Reviews & News

smarter TRAVEL

HOLIDAY WATCHDOG.COM

virtual Tourist

TravelLibrary

Independent Traveler.com

EXPEDIA, INC. Content and advice for all aspects of travel Traveler content and community sites

Expedia
Where you book matters.

hotels.com

Hotwire
travel-ticker

ONETIME

SNIQUE away

酷讯网
WWW.KUXUN.CN
旅 行，从 这 里 开 始

EXPEDIA, INC. Content and advice for all aspects of travel Travel deals and price comparison

EXPEDIA, INC.
77%
58%
22%
+10%
+11%
+15%
54%
37%
21%
Internet penetration
Estimated online advertising growth
Estimated online share of consumer travel spending
Global online ad market expected to reach
~$100 billion by 2014
Global market opportunity for online travel media
Sources: www.internetworldstats.com
Online Advertising growth = CAGR 2010 -   2014 estimated using eMarketer  Sept. 2010 report as the primary source
PhoCusWright studies spanning 2009 and 2010
Online Advertising market eMarketer September 2010 report

holidaylettings.co.uk
到到
酷讯网
WWW.KUXUN.CN
旅行,从这里开始
tripadvisor

EXPEDIA, INC. Serving travelers across the globe 100% YOY growth in each of the last four quarters TripAdvisor international third-party revenue now ~40%

TTM revenue of
$401
million
Monetizing travel media
Expedia’s robust and fast-
growing advertising and
media businesses make us
unique in the industry, and
allow us maximum flexibility
as the industry evolves.
As of Sept. 30, 2010

Monetizing travel media
Expedia’s robust and fast-
growing advertising and
media businesses make us
unique in the industry, and
allow us maximum flexibility
as the industry evolves.
An increase of
+34%
year over year

Monetizing travel media
Expedia’s robust and fast-
growing advertising and
media businesses make us
unique in the industry, and
allow us maximum flexibility
as the industry evolves.
Percent of EI revenue TTM
12%

Monetizing travel media
Expedia’s robust and fast-
growing advertising and
media businesses make us
unique in the industry, and
allow us maximum flexibility
as the industry evolves.
OIBA margins of
>50%

We believe this can be a $1 Billion business. Monetizing travel media

TripAdvisor Media Network A range of opportunities for travel advertisers

Amenities, images and maps

tripadvisor.fr
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Holiday Inn Boston Brookline Hôtel
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SOFITEL
Page d'accueil » États-Unis » Massachusetts (MA) » Brookline » Brookline Hôtels et Chambres d'hôtes » Holiday Inn Boston Brookline
Holiday Inn Boston Brookline
Catégorie
1200 Beacon Street, Brookline, MA 02446
Site internet de l'hôtel | Offres de l'hôtel
Vérifier les prix et la disponibilité
Arrivée
Départ
Adultes
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7/11/2010
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HolidayInn.com
getaroom.com
ORBITZ.com
Priceline.com
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Avis d'authentiques voyageurs
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74 avis
Excellent 10
Très bon 24
Moyen 20
Mauvais 13
Épouvantable 6
1-10 sur 74 avis
Trier par [Date] | [Note]
Certains, mais il pourrait être bien mieux
ACTFT4
1 contribution
Tunbridge, Vermont
26 sept. 2008
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"Certains, mais il pourrait être bien mieux"
26 sept. 2008 - ACTFT4
"Ne vous laissez pas décourager au rez-de-chaussée"
2 sept. 2008 - AccomodationsQueen
Call now to book: 877-270-6397 from HolidayInn.com
Posez une question sur : Brookline
En savoir plus sur ces sujets :
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Brookline : Théâtres
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IP mapping

Sponsored links

EXPEDIA, INC. Cost-Per-Click (CPC)

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EXPEDIA, INC. Display (CPM)

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All Vacation Rentals ▸ United States ▸ Utah ▸ Utah Ski Country ▸ Park City Vacation Rentals ▸

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Old-Town Park City 3/3 Condo--Walk to Ski/Shopping

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Rates:

Nightly:	Weekly:	Monthly:
$149-525	$950-4000	$2500-5250

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Bedrooms: 3 Sleeps: 8 Updated On: October 22, 2010 Minimum Stay: 2 nights

Property Overview | Rates & Availability | Area Map | Manager Info

THE PROPERTY:

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EXCELLENT LOCATION:

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EXPEDIA, INC. Subscription-based Business Listings

$500
$400
$300
$200
$100
$-
2005
2006
2007
2008
2009
2010 TTM
Other
CPM
CPC

EXPEDIA, INC. A range of opportunities for travel advertisers Total TripAdvisor Gross Revenue (in millions)

Expedia.co.uk
Search for a Hotel only
Discover Dublin
Experience the best of Irish hospitality
Top Hotel Deals
Destination of the month
the Etruscan Coast PLAY & WIN
Hotels.com wake up happy
hôtel dès 35€ !
C'est le moment de partir découvrir
Dublin, Belfast et l'Irlande !
hotels.com
Hotel results for Las Vegas, Nevada, United States
Narrow results:
Hard Rock Hotel and Casino featuring HRH Tower Suites
Excalibur Hotel Casino
Trump International Hotel Las Vegas

EXPEDIA, INC. Media products on booking sites

Booking the trip

Expedia
Welcome - Already a member? [Sign In] | My Itineraries | My Account | Customer Support | Feedback
Search Expedia
Go
Home
Vacation Packages
Hotels
Cars
NO FEES
Flights
Cruises
Activities
DEALS & OFFERS
Maps
Business Travel
Rewards
Where you book matters.
Flight
Hotel
Car
Cruise
Activities
Flight + Hotel
Flight + Car
Flight + Hotel + Car
Hotel + Car
Book FLIGHT + HOTEL
SAVE UP TO $450*
Learn more
Roundtrip
One way
Multiple destinations
My dates are flexible (popular US routes only)
Leaving from:
Going to:
Departing:
Time:
Returning:
mm/dd/yy
Anytime
MAKE IT A COMBO DEAL
THE FLIGHT YOU WANT
+ THE HOTEL YOU WANT
THE BEST VALUE
SEARCH COMBO DEALS
DEALS FROM
SEATTLE

96 leisure booking sites Nobody matches supply with demand on a global basis at our scale. Booking the trip

Nobody matches supply with demand on a global basis at our scale. Booking the trip Serving travelers in over 60 countries

Nobody matches supply with demand on a global basis at our scale. Booking the trip 300+ airlines

130K hotels Nobody matches supply with demand on a global basis at our scale. Booking the trip

Expedia
Where you book matters.

hotels.com

Hotwire

EGENCIA
AN EXPEDIA, INC. COMPANY

EXPEDIA, INC.
Unpublished rate booking site
Hotel specialist with over 70 sites
in over 60 countries
Booking the trip
World’s largest OTA, focusing
on the whole trip
5
th
largest full-service corporate travel
management company in the world

艺龙旅行网
eLong.com

venere.com™

CarRentals.com

CLASSIC
VACATIONS™

Expedia
cruiseshipcenters

EXPEDIA, INC. Booking the trip Luxury travel provider Offline cruise travel agency with retail presence Leading Chinese OTA Italy-based agency hotel bookings provider Online car rentals consolidator

9%
21%
46%
11%
25%
50%
14%
30%
52%
18%
34%
57%
21%
37%
54%
APAC
Europe
US
2006
2007
2008
2009E
2010E

EXPEDIA, INC.
$255B
$293B
$212B
Size of travel market
Online penetration
54%
37%
21%
Source: PhoCusWright studies
spanning 2009 and 2010
Global market opportunity for online travel bookings
Estimated Online Penetration
Estimated Online Penetration

Expedia
Where you book matters.
hotels.com
EGENCIA
AN EXPEDIA, INC. COMPANY

EXPEDIA, INC. Serving travelers across the globe

EXPEDIA, INC.
Maintaining the broadest supply portfolio
Hotel
• >130,000 hotels offered making up ~60% of EXPE worldwide annual revenue (TTM)
• ~55% merchant model hotels
• ~25% agency model hotels
• Expedia accounts for 7% of room nights in the Top 20 U.S. markets
Air
• Air revenue ~12% of EXPE worldwide annual revenue (TTM)
• Revenue largely unit / volume driven
Cruise, Car and Destination Services comprise >10% worldwide annual revenue (TTM)
>15% of EXPE gross bookings are package or multi-component transactions for same itinerary (TTM)
Source for 7% room night share stat = STR YTD through Sept. 2010

Expedia
Where you book matters.

hotels.com

EGENCIA
AN EXPEDIA, INC. COMPANY

Hotwire

Expedia Affiliate Network

tripadvisor

EXPEDIA, INC.
Collaboration & Integration = Growth
Global supply team serves booking brands
Booking sites in
over 60 countries
Enters new markets
TripAdvisor’s first advertisers
Drives traffic to booking sites
Customer volume and reach = value to suppliers

EXPEDIA, INC.
There is a huge worldwide market opportunity as additional
travel dollars move online around the world.
Taking flight off an extended runway
Worldwide travel market
$>760
billion
<40%
online
penetration
Worldwide Internet penetration
29%
445%
growth rate
Expedia 9.30 TTM leisure revenue
$2.8
billion
9%
growth rate
Expedia 9.30 TTM media revenue
$401
million
34%
growth rate
Sources: PhoCusWright studies spanning 2009 and 2010, www.internetworldstats.com

Cash flow to invest in
Compelling supplier & advertising channel
Better supplier economics
Improved traveler experience
More travelers
User-generated content
More ad revenue
Growth/ Scale

EXPEDIA, INC. Virtuous Cycle The bigger and better we get, the bigger and better we get.

100%
80%
60%
40%
20%
0%
2005 2006 2007 2008 2009 2010
Domestic
International

EXPEDIA, INC. Diverse revenue streams Geographic Split (TTM 9.30.10) Revenue Product Categories (TTM 9.30.10) Hotel 63% Revenue Air 12% Advertising & Media 12% Car, Cruise & Other 13%

$1,200
$900
$600
$300
$-
Q110
Q210
Q310
Revenue
OIBA
Adjusted Net Income

EXPEDIA, INC.
Solid performance…
• Positive top-line growth
• 3Q10 YOY revenue growth two times faster than 2Q10 YOY revenue growth
• Continue to generate substantial revenue, profits and free cash flow
13%
8%
16%
10%
24%
3%
15%
14%
32%
See Appendix A for reconciliation to GAAP number

Implemented consumer fee cuts
Began lapping fee cuts
13.8%
12.5%
14.0%
12.6%
14.1%
12.6%
13.9%
12.4%
13.6%
12.1%
13.1%
11.6%
12.8%
11.3%
12.8%
11.2%
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Excluding ad & media revenue
Including ad & media revenue

EXPEDIA, INC. Stable supplier economics Trended Revenue Margin (TTM)

$1,000
$800
$600
$400
$200
$-
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310

EXPEDIA, INC.
Since 2006 generated $2.9B in free cash flow and
returned $2.1B to shareholders through share
repurchases and dividends
Generating cash, returning it to shareholders
Trended Free Cash Flow (TTM)

Cruise Critic
Cruise Reviews & News

Hotwire travel-ticker

Virtual Tourist

TravelPod
The web's original travel blog.

Hotwire

Expedia Local Expert
DESTINATION SERVICES

SNIQUE away

mobiata
Travel smart.

bookingbuddy
TRAVEL SEARCH MADE SIMPLE

Expedia
Where you book matters.

Independent Traveler.com

hotels.com

tripadvisor

SEATGURU by tripadvisor

到到
daodao.com

tripadvisor 中国官网

CarRentals.com

expedia, inc.

Expedia Affiliate Network

ONETIME

venere.com

艺龙旅行网
eLong.com

airfarewatchdog

EGENCIA
AN EXPEDIA, INC. COMPANY

Expedia cruiseshipcenters

FLIPKEY

HOLIDAY WATCHDOG.COM

CLASSIC VACATIONS

holidaylettings.co.uk
UK's No1 for holiday homes worldwide

family vacation critic.com

TravelLibrary

smarter TRAVEL

酷讯网
WWW.KUXUN.CN
旅 行，从 这 里 开 始

Frequent Flier.com
may your miles never expire

EXPEDIA, INC.
Appendix A - Non-GAAP Items
Operating Income Before Amortization (“OIBA”) is defined as operating income plus: (1) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment, and (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements; (3)
certain infrequently occurring items, including restructuring; (4) charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain occupancy tax proceedings; and (5) gains (losses) realized on revenue hedging activities that are included in other, net.
OIBA margin is OIBA divided by net revenue.
Adjusted Net Income generally captures all items on the statements of operations that occur in normal course operations and have been, or ultimately will be, settled in cash and is defined as net income/(loss) attributable to Expedia, Inc. plus net of tax: (1) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i) amortization of intangible assets, including as part of equity-method investments, and goodwill and intangible asset impairment, (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements, and (iii) gains (losses) recognized on noncontrolling investment basis adjustments when we acquire controlling interests; (3) mark to market gains and losses on derivative instruments assumed at Spin-off; (4) currency gains or losses on U.S. dollar denominated cash or investments held by eLong; (5) certain other infrequently occurring items, including restructuring charges; (6) charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain occupancy tax proceedings; (7)
discontinued operations; and (8) the noncontrolling interest impact of the aforementioned adjustment items. We believe Adjusted Net Income is useful to investors because it represents Expedia, Inc.’s combined results, taking into account depreciation, which management believes is an ongoing cost of doing business, but excluding the impact of other non-cash expenses, infrequently occurring items and items not directly tied to the core operations of our businesses.

EXPEDIA, INC.
Appendix A - Non-GAAP Items
(figures in $000s)
3 Months
Ended
3 Months
Ended
3 Months
Ended
31-Mar-10 30-Jun-10 30-Sep-10
OIBA $142,544 $219,472 $293,650
Amortization of intangible assets (9,028) (8,344) (8,126)
Stock-based compensation (18,892) (14,651) (13,021)
Restructuring charges - - -
Occupancy tax assessments and legal reserves - -
Realized loss (gain) on revenue hedges (2,450) (2,787) 4,301
Operating income 112,174 193,690 276,804
Interest expense, net (20,608) (18,988) (24,539)
Other, net 568 817 (13,657)
Provision for income taxes (31,535) (60,166) (60,584)
Net income attributable to noncontrolling interests (1,204) (1,091) (1,474)
Net income attributable to Expedia, Inc. $59,395 $114,262 $176,550
Source: Company reports
OIBA (Operating Income Before Amortization)

EXPEDIA, INC.
Appendix A - Non-GAAP Items
Source: Company reports
(figures in $000s)
3 Months
Ended
3 Months
Ended
3 Months
Ended
31-Mar-10 30-Jun-10 30-Sep-10
Net income attributable to Expedia, Inc. $        59,395 $      114,261 $      176,550
Amortization of intangible assets 9,028 8,344 8,126
Stock-based compensation 18,892 14,651 13,021
Restructuring charges - - -
Foreign currency gain on U.S. dollar
cash balances held by eLong (125) 873 1,358
Amortization of intangible assets as part
of equity method investments - - -
Noncontrolling interests (436) (783) (954)
Provision for income taxes (9,023) (8,061) (6,838)
Adjusted net income $        77,731 $      129,285 $      191,263
Adjusted Net Income

EXPEDIA, INC.
Appendix A - Non-GAAP Items
Free Cash Flow
(figures in $000s)
31-Dec-06 31-Dec-07 31-Dec-08 31-Dec-09 30-Sep-10 Total
Net cash provided by operating activities $617,440 $712,069 $520,688 $676,004 $937,717 $3,463,918
Less: capital expenditures (92,631) (86,658) (159,827) (92,017) (113,324) (544,457)
Free cash flow $524,809 $625,411 $360,861 $583,987 $824,393 $2,919,461
Source: Company reports